Our mission continues. DOUGLAS INGRAM President and Chief Executive Officer JP Morgan 39th Annual Healthcare Conference 2021 January 11, 2021 Armed with the most advanced science in genetic medicine, we are in a daily race to rescue lives otherwise stolen by rare disease. At Sarepta, every day is another twenty-four hours to stand up for patients, advance technology, challenge convention, and drag tomorrow into today. Exhibit 99.1

Forward-looking Statements This presentation contains "forward-looking statements." Any statements that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believe,” “anticipate,” “plan,” “expect,” “will,” “may,” “intend,” “prepare,” “look,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements relating to our pipeline and the potential of our programs to treat 1.5M patients; the potential benefits of our product candidates, including PPMO’s potential to increase cell penetration, lead to more efficient dosing for patients and deliver PMOs to unique muscle types (e.g., heart); the prediction for significantly greater changes as we continue to dose escalate in SRP-5051-201; the estimated prevalence of DMD and potential market opportunities; the potential of our LGMD programs to generate a steady stream of gene therapy candidates in five additional subtypes which together represent more than 70% of all known LGMDs; the PDUFA date of 2/25/21 for AMONDYS 45 and the expected launch of AMONDYS 45; our revenue guidance of $537M – 547M in 2021; and plans and expected milestones, including continuing to advance Part 2 crossover phase of Study 102 and conducting biopsy at week 12 to assess expression and biological markers and longer-term assessments of functional outcomes, reporting biomarker and safety results from Study 103 in Q2 2021, leveraging learnings from Study 102 and Study 103 to inform future clinical development, including Study 301, announcing SRP-5051 data, advancing PPMO rare exons programs and expanding into other disease areas, completing GMP runs for LGMD2E, seeking FDA confirmation of pivotal trial study design for LGMD2E and launching pivotal trial, and advancing our gene editing programs and expanding our gene editing centers of excellence. These forward‐looking statements involve risks and uncertainties, many of which are beyond our control and are based on our current beliefs, expectations and assumptions regarding our business. Actual results and financial condition could materially differ from those stated or implied by these forward‐looking statements as a result of such risks and uncertainties and could materially and adversely affect our business, results of operations and trading price. Known risk factors include, among others: we may not be able to meet expectations with respect to sales of our products; success in preclinical and clinical trials, especially if based on a small patient sample, does not ensure that later clinical trials will be successful; the data presented in this presentation may not be consistent with the final data set and analysis or result in an assessment that any of our product candidates provides a safe or effective treatment benefit; different methodologies or assumptions than we utilize to assess particular safety or efficacy parameters may yield different statistical results, and, even if we believe the data collected from clinical trials are positive, the data may not be sufficient to support approval by the FDA or foreign regulatory authorities; we may not be able to comply with all FDA post-approval commitments and requirements with respect to EXONDYS 51 and VYONDY 53 in a timely manner or at all; our data for our different programs, including casimersen, PPMO and gene therapy-based product candidates, may not be sufficient for obtaining regulatory approval; if the actual number of patients suffering from DMD and LGMD is smaller than estimated, our revenue and ability to achieve profitability may be adversely affected; various factors may decrease the market size of our product and product candidates, including the severity of the disease, patient demographics and the response of patients’ immune systems to our product candidates; our dependence on our manufacturers to fulfill our needs for our clinical trials and commercial supply, including any failure on our part to accurately anticipate product demand and timely secure manufacturing capacity to meet product demand, may impair the availability of products to successfully support various programs, including research and development and the potential commercialization of our gene therapy product candidates; we may not be able to execute on our business plans and goals, including meeting our expected or planned regulatory milestones and timelines, clinical development plans, and bringing our product candidates to market, due to a variety of reasons, many of which are outside of our control, including possible limitations on company financial and other resources, manufacturing limitations that may not be anticipated or resolved for in a timely manner, regulatory, court or agency decisions, such as decisions by the United States Patent and Trademark Office with respect to patents that cover our product candidates; the impact of the COVID-19 pandemic; and those risks identified under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) as well as other SEC filings we make, which you are encouraged to review. Any of the foregoing risks could materially and adversely affect the Company’s business, results of operations and the trading price of Sarepta’s common stock. For a detailed description of risks and uncertainties we face, we encourage you to review our SEC filings. We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. We undertake no obligation to update forward-looking statements based on events or circumstances after the date of this presentation.

Micro-dystrophin SRP-9001-102 Top-line Clinical Data (Part 1)

SRP-9001-102 Study Design: Parts 1 and 2 A randomized, double-blind, placebo-controlled clinical trial to evaluate the safety, efficacy and tolerability of a single dose of SRP-9001 compared to placebo, in boys with DMD aged 4–7 years old; Study is ongoing and remains blinded, functional results for all patients will be analyzed at 48 week timepoint Primary endpoints Micro-dystrophin protein expression, from Baseline to Week 12, as measured by western blot Change in NSAA total score from Baseline to Week 48 Statistical Analysis Plan Stratified by age cohort (4-5 age group vs. 6-7 age group) Pre-specified analysis for age cohorts Double-blind, placebo-controlled Single IV infusion SRP-9001 (n=20) Randomization (n=41) (Stratified by age) OLE Part 1: 48 weeks Single IV infusion placebo (n=21) Single IV infusion SRP-9001 Single IV infusion placebo Part 2: 48 weeks Part 3

Micro-dystrophin Protein Expression and Vector Genome Copies per Nucleus Achieved Endpoints in Part 1 of Study 102 (n=20, Week 12) Micro-dystrophin Expression (IF) Vector Genome Copy Number Micro-dystrophin Expression (Western Blot)

Study 102 Placebo Crossover Patients Showed Similar Expression Results to Patients in Study 101 Micro-dystrophin Expression (Western Blot) * Does not include 4th patient deemed to be an outlier Micro-dystrophin Protein Expression Results: Study 102 Placebo Crossover Patients (n=11) Vector Genome Copy Number

NSAA Primary Functional Endpoint: Treated Patients Outperformed Placebo Patients at All Time Points NSAA change from baseline of +1.7 in SRP-9001 treated group vs. +0.9 in placebo group, which is not statistically different (p= 0.37) Separation shown at every timepoint between SRP-9001 and placebo groups Baseline analysis at 48 weeks: Treatment group showed 1.7-point increase compared to baseline (P=0.0090) Placebo group showed 0.9-point increase compared to baseline (P=0.1411) Least Squares Mean (+/- SE) Change from Baseline

Functional Measures Well Matched at Baseline (4-5 Year Old Group)

Pre-specified NSAA Subgroup Analysis (Ages 4-5): Reached Statistical Significance  The 4- to 5-year old group had a statistically significant improvement in NSAA vs. placebo group at week 48 NSAA change from baseline of +4.3 in SRP-9001 treated 4–5-year-olds vs. 1.9 in placebo (p= 0.0172); age was a stratification factor at randomization 8 8 8 7 8 8 7 6 8 5 8 8 Placebo SRP-9001 4 2 0 BL 4 8 12 24 36 48 Study Week Number of Patients Treatment: Placebo SRP-9001 Least Squares Mean (+/- SE) Change from Baseline

Functional Measures Not Well Matched at Baseline (6-7 Year Old Group) Patients in the treated group had significantly lower NSAA scores at baseline Note that an imbalance in NSAA and timed tests exist in the older (6–7-year-olds) between the two groups with the treated group worse than placebo.

Mean Baseline NSAA Score for 9001 Treated Patients (6-7 year old group) Mean Baseline NSAA Score for Placebo Patients (6-7 year old group) Age and baseline NSAA are predictors of disease progression Source: Muntoni F, Domingos J, Manzur AY, et al. Categorising trajectories and individual item changes of the North Star Ambulatory Assessment in patients with Duchenne muscular dystrophy. PLoS ONE. September 2019.14(9): e0221097. NSAA Natural History Data Differences in Baseline NSAA Scores Have a Significant Impact on Disease Progression 35 30 25 20 15 10 5 0 Class 1 Class 2 Class 3 Class 4 4 6 8 10 12 14 16 Age (years) NSAA

Safety Summary No new safety signals Safe and well tolerated; consistent with previous studies 85% of the treated group had treatment related adverse events vs. 43% in the placebo group The most common treatment related adverse event was vomiting 60% (12/20) in treatment group vs. 19% (4/21) in placebo group Among patients with treatment-related AEs 82% were mild or moderate in severity Total of 4 patients with 5 treatment related SAEs 4 SAEs in the treated group and 1 in the placebo group Musculoskeletal: 3 rhabdomyolysis (2 in 9001 group and 1 in placebo) Hepatobiliary/Investigations: 2 transaminases increased in 9001 group No adverse event related discontinuations and no deaths No clinical complement activation observed

Conclusions No new safety signals observed Primary biological endpoint (micro-dystrophin expression at 12 weeks post-treatment) achieved Total NSAA score of treated patients vs. placebo demonstrated a positive increase at all post-treatment time points The study did not achieve a statistical significance on the primary functional endpoint of improvement in total NSAA score compared to placebo at 48 weeks post-treatment Pre-specified analysis in the 4- to 5-year old group showed a significant improvement in NSAA vs. placebo group at 48 weeks Imbalance in baseline functional characteristics in the 6-to 7-year old group contributed to the lack of statistical significance on the functional endpoint Data support future clinical development plans

Next Steps Continue to advance Part 2 crossover phase; conduct biopsy at week 12 to assess expression and biological markers and longer-term assessments of functional outcomes Enrolled and dosed 11 patients in Study 103 using commercial process material Report biomarker and safety results in Q2 2021 Leverage learnings from Study 102 and Study 103 to inform future clinical development, including Study 301

Total estimated prevalence

globally * Estimated global prevalence

RNA Franchise PMO and PPMO for Duchenne

PMO Franchise Revenue and Guidance $ $ Millions $301M $381M $456M $537M- 547M Guidance (Unaudited) Q4 revenue $122.6M (Unaudited) $1.9B in cash on 12/31/20 PDUFA DATE: FEBRUARY 2021

Enhances PMO Conjugated peptide greatly increases cell penetration Could potentially lead to more efficient dosing for patients Able to deliver PMOs to unique muscle types (e.g., heart) Sarepta’s PPMO Next-generation Technology Peptide phosphorodiamidate morpholino oligomer (PPMO) technology

Gene Therapy LGMD Portfolio

Sarepta’s Gene Therapy Pipeline SRP-9001 micro-dystrophin GALGT2 Nationwide Children’s Micro-dystrophin Genethon SRP-9003 (LGMD2E β-sarcoglycan) SRP-9004 (LGMD2D α-sarcoglycan) SRP-9005 (LGMD2C γ-sarcoglycan) SRP-6004 (LGMD2B Dysferlin) SRP-9006 (LGMD2L Anoctamin-5) Calpain 3 (LGMD2A) Nationwide Children’s Neurotrophin 3 (CMT1A) Nationwide Children’s LYS-SAF302 (MPS IIIA) Lysogene Cardiomyopathy University of Florida Pompe Disease Lacerta CNS Lacerta Multiple Sclerosis University of Florida Rett Syndrome 1 University of Massachusetts Rett Syndrome 2 StrideBio Dravet Syndrome StrideBio Angelman Syndrome StrideBio Niemann-Pick Type C StrideBio Four Muscle/CNS Targets StrideBio Muscle/Cardiovascular Targets Dyno Therapeutics Emery-Dreifuss muscular dystrophy Type 1 Columbia University Duchenne Institute of Myology PROGRAM DISCOVERY PRECLINICAL CLINICAL COMMERCIAL 2 TARGETS PER YEAR - Gene Therapy CENTER OF EXCELLENCE All pipeline compounds are undergoing clinical trial investigation.

Clinical Results to Date: SRP-9003-101 (N=3)*, Cohort 1 (0.5 x 1014 vg/kg)2,3 Mean of >104 vector copies/µg DNA detected 0.6 vector copies/nucleus 36.1% mean β-sarcoglycan protein expression vs normal by western blot Is the transgene DNA inside muscle cells? Is the protein at the cell membrane? How much is there? Is muscle function improved? What was the safety and tolerability experience with SRP-9003? Is the desired protein made? Question1 2 subjects had elevated liver enzymes, 1 of which was designated an SAE4 Subjects experienced mean of 5.7-POINT IMPROVEMENT on NSAD from baseline to 18 months 51% mean β-sarcoglycan positive fibers observed with 47% intensity

Clinical Results to Date: SRP-9003-101 (N=3)*, Cohort 2 (2.0 x 1014 vg/kg)2,3 Is the transgene DNA inside muscle cells? Is the protein at the cell membrane? How much is there? Is muscle function improved? What was the safety and tolerability experience with SRP-9003? Is the desired protein made? Question1 72% mean β-sarcoglycan positive fibers observed with 73% intensity 62.1% mean β-sarcoglycan protein expression vs normal by western blot Mean of >105 vector copies/µg DNA detected 4.2 vector copies/nucleus Majority of AEs were mild to moderate (e.g., vomiting, pain in extremity), which resolved4 Subjects experienced mean of 3.7-POINT IMPROVEMENT on NSAD from baseline to 6 months

Next Indications: LGMD Types 2C and 2D OPPORTUNITY TO GENERATE A STEADY STREAM OF GENE Therapy Candidates in five additional subtypes which together represent more than 70% of all Known LGMDs1 LGMD2C LGMD2B LGMD2D LGMD2A* LGMD2L *This program is in collaboration with Dr. Zarife Sahenk at Nationwide Children’s Hospital. Taghizadeh E, Rezaee M et al. Prevalence, pathological mechanisms, and genetic basis of limb‐girdle muscular dystrophies: A review. J Cell Physiol. 2019;234(6):7874-7884.

Sarepta’s Pipeline 27 PROGRAMS 14 PROGRAMS GENE EDITING GENE THERAPY RNA 2 PROGRAMS Potential to treat 1.5M patients* More than 40 programs in all *Based on published epidemiology.

Sarepta’s Multi-Platform Genetic Medicine Engine – Upcoming Milestones Gene Therapy Duchenne (SRP-9001) Continue to advance Part 2 crossover phase; conduct biopsy at week 12 to assess expression and biological markers and longer-term assessments of functional outcomes Enrolled and dosed 11 patients in Study 103 using commercial process material Report biomarker and safety results in Q2 2021 Leverage learnings from Study 102 and Study 103 to inform future clinical development, including Study 301 Limb-girdle muscular dystrophy (LGMD) SRP-9003 Type 2E Complete GMP runs Seek FDA confirmation - pivotal trial study design Launch pivotal trial LGMDs portfolio path forward RNA Duchenne (PMO) EXONDYS 51® and VYONDYS 53® revenue growth AMONDYS 45™ approval (PDUFA date: 2/25/21) and launch Duchenne (PPMO) Announce SRP-5051 data Advance rare exons programs Expand into other disease areas Gene Editing Advance programs Expand Centers of Excellence

#DraggingTomorrowIntoToday SAREPTA, SAREPTA THERAPEUTICS, the SAREPTA Helix Logo, VYONDYS, EXONDYS, EXONDYS 51, and the EXONDYS 51 Logo are trademarks of Sarepta Therapeutics, Inc. registered in the U.S. Patent and Trademark Office and may be registered in various other jurisdictions. AMONDYS, AMONDYS 45, VYONDYS 53, the VYONDYS 53 Logo, DRAG TOMORROW INTO TODAY, DRAGGING TOMORROW INTO TODAY, are trademarks of Sarepta Therapeutics, Inc.